UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2014

OICco Acquisition IV, Inc.
(Exact name of registrant as specified in its charter)

Delaware	27-1521364
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5550 Nicollet Avenue, Minneapolis, MN	55419
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(612) 812-2037

5881 NW 151 Street, Suite 216, Miami Lakes, FL 33014
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on April 11, 2014 OICco Acquisition IV, Inc. entered into that certain Share Exchange Agreement and Plan of Reorganization (the “Agreement”) with VapAria Solutions, Inc., a Minnesota corporation formerly known as VapAria Corporation (“VapAria”) and the shareholders of VapAria (the “VapAria Shareholders”) pursuant to which we agreed to acquire 100% of the outstanding capital stock of VapAria from the VapAria Shareholders in exchange for certain shares of our capital stock. On July 31, 2014 all conditions precedent to the closing were satisfied, including the reconfirmation by the investors of the prior purchase of 1,000,000 shares of our common stock pursuant to the requirements of Rule 419 of the Securities Act of 1933, as amended (the “Securities Act”), and the transaction closed.

At closing, we issued the VapAria Shareholders 36,000,000 shares of our common stock and 500,000 shares of our 10% Series A Convertible Preferred Stock in exchange for the common stock and preferred stock owned by the VapAria Shareholders. The VapAria Shareholders were either accredited or sophisticated investors who had access to information concerning our company. The issuances were exempt from registration under the Securities Act in reliance on an exemption provided by Section 4(a)(2) of that act.

As a result of the closing of this transaction, VapAria is now a wholly owned subsidiary of our company and its business and operations represent those of our company. Information regarding VapAria’s business and operations, together with its financial statements, are included in the Post-Effective Amendment No. 4 to our Registration Statement on Form S-1 as filed with the Securities and Exchange Commission on June 30, 2014 (the “Post-Effective Amendment”).

Prior to the closing, on July 30, 2014 we issued an aggregate of 5,000,000 shares of our common stock valued at $100,000 to six recipients, including an affiliate of our former sole officer and director, as compensation for past and future services to us. The recipients were either accredited or sophisticated investors who had access to information concerning our company. The issuances were exempt from registration under the Securities Act in reliance on an exemption provided by Section 4(a)(2) of that act.

Item 5.01 Changes in Control of Registrant.

As a result of the closing of the Agreement with VapAria and the VapAria Shareholders described in Item 2.01 of this report, a change of control of our company occurred on July 31, 2014. Following such closing, on July 31, 2014 we had 50,000,000 shares of our common stock issued and outstanding which represents our sole class of voting securities. The following table sets forth information regarding the beneficial ownership of our common stock as of July 31, 2014 by:

•	each person known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors;

•	each of our named executive officers; and

•	our named executive officers and directors as a group.

Unless otherwise indicated, the business address of each person listed is in care of 5550 Nicollet Avenue, Minneapolis, MN 55419. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.

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Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	% of Class
Alexander Chong (1)	23,900,000	47.3%
Daniel Markes (2)	3,200,000	6.3%
William Bartkowski	0	—
Roger Nielsen	2,200,000	4.4%
All officers and directors as a group (four persons) (1)(2)	29,300,000	58.0%
Miguel Dotres (3)	8,000,000	15.8%

(1) Includes 23,400,000 shares of our common stock held of record by Alexander Chong Chinhak LLC and 500,000 shares of our common stock issuable upon the conversion of 500,000 shares of our 10% Series A Convertible Preferred Stock held of record by Chong Corporation. Mr. Chong has voting and dispositive control over the shares held of record by both of these entities.

(2) Includes 1,000,000 shares of our common stock owned by Paula Markes, his spouse.

(3) Mr. Dotres is a former execute officer and director of our company. The amount beneficially owned by him excludes 1,520,000 shares of our common stock owned by a company controlled by his wife.

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2014, at the closing of the acquisition of VapAria, Mr. Miguel Dotres, our sole officer and director, resigned all of his positions with our company and the following officers and directors were appointed.

Name	Age	Positions
Alexander Chong	49	Chairman of the Board of Directors, Chief Executive Officer
William Bartkowski	62	President and Chief Operating Officer
Daniel Markes	52	Director, Chief Financial Officer
Roger Nielsen	67	Vice President and Secretary

Each of Messrs. Chong and Markes will serve as directors until our next annual meeting of stockholders or their earlier resignation, removal or death. Our new executive officers serve at the pleasure of our Board of Directors. Biographical information on each of these individuals is contained in the Post-Effective Amendment.

We are not a party to any employment agreements with our executive officers. Any future compensation to be paid will be determined by the Board of Directors, and, as appropriate, an employment agreement will be executed. We do not currently have plans to pay any compensation until such time as our company maintains a positive cash flow.

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Item 5.06 Change in Shell Company Status.

On July 31, 2014, with the closing of the acquisition of VapAria described under Item 2.01 of this report, we are no longer considered a “shell” company under Federal securities laws. “Form 10” information on VapAria is included in the Post-Effective Amendment.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Financial statements of VapAria for the required periods under the applicable rules are included in the Post-Effective Amendment.

(c) Shell company transactions.

Financial statements of VapAria for the required periods under the applicable rules are include in the Post-Effective Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VapAria Corporation

Date: July 31, 2014	By:	/s/ William Bartkowski
William Bartkowski, President and Chief Operating Officer

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